UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2006

                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

                Delaware                                   22-2369085
        (State or other jurisdiction of    (I.R.S. Employer Identification No.)
         incorporation)

               225 Belleville Avenue, Bloomfield, New Jersey 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01         OTHER EVENTS.

     On December 20, 2006, Alfacell Corporation (the "Company") issued a press release announcing that it has entered into an exclusive licensing and distribution agreement with GENESIS Pharma S.A., for the commercialization of its lead drug candidate, ONCONASE(R) (ranpirnase) for the treatment of unresectable malignant mesothelioma ("UMM"). A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     On December 21, 2006, the Company issued a press release announcing that it has filed an application with the U.S. Food and Drug Administration (FDA) to obtain orphan designation for ONCONASE(R) for the treatment of patients with UMM. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Press release of Alfacell Corporation dated December 20, 2006.

99.2  Press release of Alfacell Corporation dated December 21, 2006.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ALFACELL CORPORATION



Date:  December 21, 2006                         By: /s/ Robert D. Love
                                                         Robert D. Love
                                                         Chief Financial Officer

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